UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 12, 2010
RIGHTNOW TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (406) 522-4200
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
          The information relating to the offer letter disclosed in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.02. Results of Operations and Financial Condition.
          On October 12, 2010, RightNow Technologies, Inc. (the “Company”) issued a press release announcing unaudited preliminary financial information for the third quarter of 2010. A copy of the press release is furnished herewith as Exhibit No. 99.1.
          The information contained under Item 2.02 in this report and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          RightNow Technologies, Inc. (the “Company” or “RightNow”) has appointed Wayne Huyard as President and Chief Operating Officer effective October 8, 2010 pursuant to the terms of an offer letter dated and accepted October 8, 2010, providing that Mr. Huyard will (i) receive an annual base salary of $305,000 and an annual target bonus potential of $235,000; (ii) be granted an option to purchase 100,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Equity Incentive Plan, as amended; (iii) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of 100% of any then-unvested option shares granted after October 8, 2010 in the event of termination of his employment without cause or for good reason within 12 months following a change in control; (iv) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of an additional 12.5% of any then-unvested option shares granted after October 8, 2010 in the event of termination of his employment without cause; and (v) become a party to the Company’s standard indemnification agreement. The Company’s offer letter for Mr. Huyard is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          Prior to the appointment, Mr. Huyard, age 51, served as RightNow’s Chief People Officer upon joining RightNow’s executive team in July 2010. In that capacity, he was responsible for all of our global human resources activities. As President and Chief Operating Officer, Mr. Huyard will have primary responsibility for RightNow’s sales, marketing, services, development and delivery organizations. Prior to joining RightNow, Mr. Huyard spent approximately three years, from 2006 to 2009, as a member of the Executive Leadership team at Cerberus Operations and Advisory Company, the operating unit of Cerberus Capital Management, a private investment firm, where he led the sales and marketing practice along with serving as Chairman, Four Points Media Group. Prior to that, Mr. Huyard spent 22 years at telecommunications companies MCI Worldcom Inc. and Verizon Communications Inc., from 1984 to 2006, in a variety of senior management roles including President, MCI Mass Markets; COO, MCI Group; President, MCI Worldwide Sales and Marketing; and EVP, Verizon Business Global Sales. His experience spans consumer mass marketing, business direct sales, enterprise consulting and professional services in both private and public sector markets in the Americas, Europe and Asia.
          Mr. Huyard replaces Susan Carstensen, who resigned her position as Vice President and Chief Operating Officer effective October 8, 2010. Ms. Carstensen will assume responsibility for the Company’s global services organization as Senior Vice President, Customer Experience. In connection with Mr. Huyard’s appointment, Greg Gianforte resigned his position as President effective October 8, 2010, but will continue to serve as the Company’s Chairman and Chief Executive Officer.
Item 7.01. Regulation FD Disclosure.
          On October 12, 2010 the Company issued a press release announcing the appointment of Mr. Huyard as President and Chief Operating Officer to replace Ms. Carstensen in the position of Vice President and Chief Operating Officer and to assume the President position resigned by Mr. Gianforte. A copy of the press release, dated October 12, 2010, is furnished as Exhibit No. 99.2 to this Current Report on Form 8-K.
          The information contained in Item 7.01 of this report, including Exhibit 99.2 hereto, is being furnished to the Securities and Exchange Commission and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in Item 7.01 of this report and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
          This report and Exhibits No. 99.1 and 99.2 hereto contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry, management’s beliefs, and certain assumptions made by the Company, all of which are subject to change. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.
          The risks and uncertainties referred to above include, but are not limited to, our success in transitioning to a new President and Chief Operating Officer; the risk that the preliminary financial information set forth in Exhibit No. 99.1 to this Form 8-K will differ from the final third quarter results; general economic conditions; fluctuations in foreign currency exchange; our business model; our ability to develop or acquire and gain market acceptance for new products and enhancements to existing products in a cost-effective and timely manner; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; the success of our efforts to integrate HiveLive’s personnel and processes, following our acquisition of that entity; the risk of asset impairment associated with the acquisition of HiveLive; the gain or loss of key customers; competitive pressures and other similar factors such as the availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; our ability to expand or contract operations, manage expenses and grow profitability; the rate at which our present and future customers adopt our existing and future products and services; fluctuations in our operating results including our revenue mix and our rate of growth; fluctuations in backlog; the risk that our investments in partner relationships and additional employees will not achieve expected results; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; any unanticipated ambiguities in fair value accounting standards; the amount and timing of any stock repurchases under our stock repurchase program; fluctuations in our operating results from the impact of stock-based compensation expense; our ability to manage and expand our partner relationships; our ability to hire, retain and motivate our employees and manage our growth; the impact of potential future acquisitions, if any; and various other factors. Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The forward-looking statements in this report and the exhibits hereto speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not Applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

Exhibit
No.	Description of Exhibit
10.1	RightNow’s Offer Letter for Wayne Huyard.

99.1	Press Release dated October 12, 2010 announcing unaudited preliminary financial information for the third quarter ended September 30, 2010 (furnished herewith but not filed pursuant to Item 2.02).

99.2	Press Release, dated October 12, 2010, announcing appointment of Wayne Huyard as President and Chief Operating Officer (furnished herewith but not filed pursuant to Item 7.01).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC. (Registrant)
Dated: October 12, 2010	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer, Vice President and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
10.1	RightNow’s Offer Letter for Wayne Huyard.

99.1	Press Release dated October 12, 2010 announcing unaudited preliminary financial information for the third quarter ended September 30, 2010 (furnished herewith but not filed pursuant to Item 2.02).

99.2	Press Release, dated October 12, 2010, announcing appointment of Wayne Huyard as President and Chief Operating Officer (furnished herewith but not filed pursuant to Item 7.01).